Table of Contents
INDEX TO FINANCIAL STATEMENTS

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Exhibit 99.1
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of
Inter-Atlantic Financial, Inc.
     We have audited the accompanying balance sheet of Inter-Atlantic Financial, Inc. (a corporation in the development stage) (the “Company”) as of October 9, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period from January 12, 2007 (date of inception) to October 9, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inter-Atlantic Financial, Inc. (a corporation in the development stage) as of October 9, 2007, and the results of its operations and its cash flows for the period from January 12, 2007 (date of inception) to October 9, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
October 15, 2007

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

BALANCE SHEET
October 9, 2007

ASSETS
Current asset, cash	$622,793
Other assets, cash held in trust fund	59,900,000

$60,522,793

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Due to affiliate	$675
Accrued offering costs	590,000
Note payable, affiliate	250,000

Total current liabilities	840,675

Long-term liability, deferred underwriter fee	2,400,000

Common stock, subject to possible redemption, 2,249,250 shares, at redemption value	17,964,010

Commitments and contingencies

Stockholders’ equity
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued Common stock, $.0001 par value, authorized 49,000,000 shares; 9,375,000 shares issued and outstanding including 2,249,250 shares, subject to possible redemption	938
Additional paid-in capital	39,340,823
Deficit accumulated during the development stage	(23,653)

Total stockholders’ equity	39,318,108

$60,522,793

See accompanying notes to financial statements.

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

STATEMENT OF OPERATIONS
For the period from January 12, 2007 (date of inception) to October 9, 2007

Formation and operating costs	$23,653

Net loss	$(23,653)

Weighted average number of common shares outstanding, basic and diluted	1,903,000

Net loss per common share, basic and diluted	$.01

See accompanying notes to financial statements.

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS’ EQUITY
For the period from January 12, 2007 (Date of Inception) to October 9, 2007

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Common shares issued	1,875,000	$188	$24,812	$—	$25,000
Proceeds from issuance of warrants	—	—	2,300,000	—	2,300,000
Sale of 7,500,000 units on October 9, 2007 at a price of $8 per unit, net of offering costs of $5,019,329 (including 2,249,250 shares subject to possible redemption)	7,500,000	750	54,979,921	—	54,980,671
Common Stock subject to possible redemption, 2,249,250 shares	—	—	(17,964,010)	—	(17,964,010)
Proceeds from issuance of options	—	—	100	—	100
Net loss				(23,653)	(23,653)

Balances, at October 9, 2007	9,375,000	$938	$39,340,823	$(23,653)	$39,318,108

See accompanying notes to financial statements.

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

STATEMENT OF CASH FLOWS
For the period from January 12, 2007 (Date of Inception) to October 9, 2007

Cash flows from operating activities

Net loss	$(23,653)
Adjustment to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Due to affiliate	675

Net cash used in operating activities	(22,978)

Cash used in investing activities, cash held in trust	(59,900,000)

Cash flows from financing activities
Payments for underwriters’ discount and offering costs	(2,029,329)
Proceeds from note payable, affiliate	250,000
Proceeds from issuance of warrants	2,300,000
Gross proceeds from public offering	60,000,000
Proceeds from issuance of options	100
Proceeds from issuance of common stock to founders	25,000

Net cash provided by financing activities	60,545,771

Net increase in cash	622,793

Cash, beginning of period

Cash, end of period	$622,793

Supplemental schedule of non-cash financing activities:
Accrual of offering costs	$590,000

Deferred underwriters’ fees	$2,400,000

See accompanying notes to financial statements.

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Notes to Financial Statements
NOTE A — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
     Inter-Atlantic Financial, Inc. (a corporation in the development stage) (the “Company”) was incorporated in Delaware on January 12, 2007. The Company was formed to acquire an operating business in or related to the financial services industry through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination. The Company has neither engaged in any operations nor generated revenue to date. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting By Development Stage Enterprises”, and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its calendar year end.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the public offering of Units (as defined in Note C below) (the “Offering”), although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Since the closing of the Offering, an amount equal to 99.8% of the gross proceeds was, after payment of certain amounts to the underwriters and offering expenses, placed in a trust account (“Trust Account”) and will be invested in either short-term securities issued or guaranteed by the United States having a rating in the highest investment category granted thereby by a recognized credit rating agency at the time of acquisition or short-term tax exempt municipal bonds issued by governmental entities located within the United States or money market funds invested in such securities and otherwise meeting the condition under Rule 2a-7 promulgated under the Investment Company Act of 1940, until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 30% or more of the outstanding stock vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. Public stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the Trust Account (including the additional 4.0% fee of the gross proceeds payable to the underwriters upon the Company’s consummation of a Business Combination), including any interest earned (net of taxes payable and up to $1,100,000 (net of taxes payable) distributed to the Company to fund its working capital requirements) on their pro rata share, if the business combination is approved and consummated. However, voting against the Business Combination alone will not result in an election to exercise a stockholder’s conversion rights. A stockholder must also affirmatively exercise such conversion rights at or prior to the time the Business Combination is voted upon by the stockholders. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company, will agree to vote all of the shares of common stock held by them in accordance with the vote of the majority in interest of all other stockholders of the Company.
     In the event that the Company does not consummate a Business Combination by October 9, 2009, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the existing stockholders, to the extent of their initial stock holdings. In the event of such distribution, it is likely possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering (assuming no value is attributed to the Warrants contained in the Units included in the Offering discussed in Note C).

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)
NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Development Stage Company:
     The Company complies with the reporting requirements of SFAS No. 7, “Accounting and Reporting by Development Stage Enterprises.”
Net loss per common share:
     Loss per common share is based on the weighted average number of common shares outstanding. The Company complies with SFAS No. 128, “Earnings Per Share,” which requires dual presentation of basic and diluted earnings per share on the face of the statement of operations. Basic loss per share excludes dilution and is computed by dividing net loss by the weighted-average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution that could occur if options or warrants were to be exercised or otherwise resulted in the issuance of common stock that then shared in the earnings of the entity. The Company reported a net loss for the period January 12, 2007 (date of inception) to October 9, 2007 and, as a result, diluted loss per common share is the same as basic for the period, as any potential dilutive securities would reduce the loss per common share and become anti-dilutive. At October 9, 2007, unexercised warrants to purchase 9,800,000 shares of the Company’s common stock were not included in the computation of diluted loss per common share because the exercise of the warrants would be anti-dilutive.

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)
Concentration of credit risk:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceeds the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Fair value of financial instruments:
     The fair value of the Company’s assets and liabilities, which qualify as financial instruments under SFAS No. 107, “Disclosure About Fair Value of Financial Instruments,” approximates the carrying amounts represented in the accompanying balance sheet.
Use of estimates:
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Income tax:
     The Company complies with SFAS No. 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
     The Company complies with the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109 (“FIN 48”), which the Company adopted effective January 12, 2007 (date of inception). There were no unrecognized tax benefits as of January 12, 2007 and as of October 9, 2007. FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at January 12, 2007. There was no change to this balance at October 9, 2007. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.
NOTE C — OFFERING
     The registration statement for the Offering was declared effective on October 2, 2007. On October 9, 2007 the Company consummated the sale of 7,500,000 units (“Units”). Each Unit consisted of one share of the Company’s common stock, $0.0001 par value, and one redeemable

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)
common stock purchase warrant (“Warrant”). The public offering price was $8.00 per unit. Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $4.50 commencing on the later of (a) October 2, 2008 or (b) the completion of a Business Combination with a target business, and will expire October 2, 2011. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the warrants during the exercise period, there will be no cash settlement of the warrants.
NOTE D — RELATED PARTY TRANSACTIONS
     Nine stockholders, including the Company’s officers and directors, have prior to the Offering purchased an aggregate of 1,875,000 of the Company’s founding shares for an aggregate price of $25,000 in a private placement prior to the Offering. The shares are identical to those sold as part of the Units sold in the Offering, except that each of the founders will agree to vote its founders’ common stock in the same manner as a majority of the public stockholders who vote at the special or annual meeting called for the purpose of approving our initial business combination. As a result, they will not be able to exercise conversion rights with respect to the founders’ common stock if our initial business combination is approved by a majority of our public stockholders. The founders’ common stock acquired prior to the Offering will not participate with the common stock included in the units sold in the Offering in any liquidating distribution. Subsequent to the pre-offering private placement, a portion of the founding shares were resold to another director of the Company and a third party.
     The Company issued a $250,000 unsecured promissory note to Inter-Atlantic Management Services LLC (“IAMS LLC”), an affiliate of certain of the Company’s officers and directors. This advance was non-interest bearing, unsecured and was due upon the consummation of the Offering. On October 11, 2007, this unsecured promissory note was paid in full.
     The Company presently occupies office space provided by IAMS, LLC. IAMS, LLC has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay IAMS, LLC $7,500 per month for such services beginning after the successful completion of the Offering.
     At October 9, 2007, the amount shown on the accompanying balance sheet as due to affiliate represents amounts due for administrative expenses paid by IAMS, LLC on behalf of the Company. This amount was non-interest bearing and was paid in full on October 11, 2007.

     Each of the Company’s officers and directors, and one of the Company’s stockholders collectively have purchased directly from the Company, in a pre-offering private placement, an aggregate of 2,300,000 warrants immediately prior to the Offering at a price of $1.00 per warrant (an aggregate purchase price of approximately $2,300,000). They have also agreed that these warrants purchased by them will not be sold or transferred until completion of a Business Combination. The founders’ warrants will become exercisable after a Business Combination and will be non-redeemable so long as they are held by our founders or their permitted transferees. The sale of the warrants to management did not result in the recognition of any stock-based

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)
compensation expense because they were sold at or above fair market value.
     Concurrent with the closing of the Offering, the Company executed a limited recourse line of credit agreement with IAMS, LLC and its affiliates. The line of credit agreement allows for borrowings of up to $500,000, bears interest at the federal funds target interest rate (4.75% at October 9, 2007), and matures at earlier of the consummation of a business combination, October 2, 2009, or an event of default, as defined in the agreement.
NOTE E — COMMITMENTS
     The Company paid an underwriting discount of 3.0% of the public unit offering price to the underwriters at the closing of the Offering, with an additional 4.0% of the gross offering proceeds payable as deferred underwriting discounts and commissions upon the Company’s consummation of a Business Combination.
     The Company has granted the underwriters a 45-day option to purchase up to 1,125,000 additional units to cover the over-allotment. The over-allotment option will be used only to cover a net short position resulting from the initial distribution. The underwriters have indicated to management that they anticipate to exercise a substantial portion of the over-allotment option on October 16, 2007.
     The Company has sold to the underwriters, for $100, as additional compensation, an option to purchase up to a total of 525,000 Units. The Units issuable upon exercise of this option are identical to those offered in the Offering. The option is exercisable on a cashless basis at $10.00 per unit commencing on the later of the consummation of a business combination or October 2, 2008, and expiring October 2, 2012. The option and the 525,000 Units, the 525,000 shares of common stock and the 525,000 warrants underlying such Units, and the 525,000 shares of common stock underlying such warrants, have been deemed compensation by the FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g)(1) of the FINRA Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following October 2, 2007, except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. Although the purchase option and its underlying securities have been registered under the registration statement of which the prospectus forms a part, the option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from October 2, 2007 with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves. The exercise price and the number of Units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

     The sale of the option to purchase was accounted for as a cost attributable to the Offering. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale.
     The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $1.35 million, using an expected life of five years, volatility of 36.2% and a risk-free interest rate of 4.4%.

INTER-ATLANTIC FINANCIAL, INC.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)
     The volatility calculation of 36.2% is based on the average of the volatilities using daily historical prices over the past five years of each of the 15 smallest financial services companies drawn from the Standard & Poor’s Small Cap 600 Exchange Composite Index (“Index”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors that cannot be ascertained at this time. The Company referred to the Index because management believes that the average volatility of the 15 smallest financial services companies is a reasonable benchmark to use in estimating the expected volatility of the Company’s common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates the Trust Account as part of any plan of dissolution and distribution approved by the Company’s stockholders, the option would become worthless. In no event shall the holder of the unit purchase option or the warrants included in such option be entitled to a net cash settlement of the option or the warrants, and in the event there is no effective registration statement, the unit purchase option and the warrants may expire unexercised and unredeemed.
NOTE F — PREFERRED STOCK
     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.